Exhibit 10.64

Old Dominion Electric Cooperative
Option Agreement

THIS AGREEMENT is between Old Dominion Electric Cooperative (the “Cooperative”) and DANIEL M. WALKER (the “Optionee”), and is dated as of March 1, 2002 (the “Date of Grant”).

The Cooperative hereby grants the Optionee an option to purchase shares of mutual funds selected by the Board, subject to the terms and conditions of this Agreement.

The grant of this Option is made pursuant to the Old Dominion Electric Cooperative 2002 Option Plan (the “Plan”), a copy of which has been provided to the Optionee, receipt of which is hereby acknowledged. The terms of the Plan are incorporated into this Agreement by reference. In the case of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control. Any term used in this Agreement that is defined in the Plan shall have the same meaning given to that term in the Plan.

1.  Grant of Option.

(a)  The Cooperative grants the Optionee a nonstatutory stock option (the “Option”) to purchase from the Cooperative option shares (the “Shares”) listed in Appendix A to this Agreement. The price paid by the Optionee to exercise the Option shall be equal to twenty-five percent (25%) of the total vested Option Value (as defined in the Plan) as of the applicable vesting date listed in Section 2(a). The total Option Value assigned to this Option is $408,000. The Optionee will become vested in the Option Value pursuant to Section 2 of this Agreement.

(b)  The grant of this Option shall not obligate the Cooperative to pay the Optionee any particular amount of remuneration, to continue the employment of the Optionee after the grant or to make further grants to the Optionee at any time thereafter.

2.  Entitlement to Exercise Option.

(a)  The Optionee must be an employee of the Cooperative on the applicable vesting date listed below in order to become vested in his Option Value. The Optionee will become vested in the Option Value as follows:

Vesting Date	Vested Option Value	Total Vested Option Value
March 1, 2002	$68,000	$ 68,000
January 1, 2003	$68,000	$136,000
January 1, 2004	$68,000	$204,000
January 1, 2005	$68,000	$272,000
January 1, 2006	$68,000	$340,000
January 1, 2007	$68,000	$408,000

This vesting schedule shall accelerate and the Option shall become fully exercisable upon the first to occur of (i) a “Change in Control,” (ii) the Optionee’s “Disability,” or (iii) the Optionee’s death. For purposes of this Agreement, the terms “Change in Control” and “Disability” shall have the same meaning, and shall be interpreted in the same manner, as the definition of those terms used in the Executive Severance Agreement between the Optionee and the Cooperative, dated as of January 1, 2000.

(b)  Except as otherwise stated in this paragraph, the Option may be exercised on or after the date the Optionee both (x) has attained retirement age pursuant to the Cooperative’s retirement age policy in effect as of the date the Optionee terminates employment, and (y) has terminated employment with the Cooperative.

(i)  If the Optionee retires or ceases to be employed by the Cooperative for any reason, including a termination because of his death or Disability and at a time when all or a portion of this Option was vested pursuant to paragraph (a) above, the Optionee (or his beneficiary or personal representative) may exercise any or all of his vested Option within fifteen (15) years after the Date of Grant.

(ii)  If the Optionee is terminated by the Cooperative for Cause (as defined in the Plan), this Option will expire immediately (with respect to both the vested and unvested Option Value) as of the date of the misconduct.

(c)  In no event may this Option be exercised after the fifteenth (15th) anniversary of the Date of Grant.

3.  Method of Exercise and Payment.

(a)  The Optionee may exercise his Option by delivering a written notice to the Record Keeper in the form attached as Exhibit A. Exercise of the Option may be made only within the 10 business days before the end of a calendar quarter. The exercise date will be (i) in the case of notice by mail, the date of postmark; or (ii) if delivered in person, the date of delivery. The notice must be signed and state the number of shares the Optionee has elected to purchase. The Optionee may exercise the Option in whole or in part, but only with respect to whole shares of stock.

(b)  The exercise notice must be accompanied by payment of the Option Price in full by cash (which shall include payment by check, bank draft or money order payable to the Cooperative). Instead of paying cash, the Optionee may agree to surrender Shares being acquired for all or part of the cash payment (for this purpose, Shares will be valued at their Fair Market Value on the date of exercise).

4.  Tax Obligations Upon Exercise.    The difference between the Fair Market Value of the shares purchased when this Option is exercised and the Option price is compensation taxable to the Optionee as ordinary income and is subject to applicable federal and state taxes.

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By signing the Agreement, the Optionee agrees to make arrangements satisfactory to the Cooperative to comply with applicable tax withholding requirements, if any.

5.  Nontransferability.    In general, this Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution. Notwithstanding the preceding sentence and subject to federal and state securities laws, the Optionee may transfer this all or a portion of this Option to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Optionee’s immediate family members. Consideration may not be paid for the transfer of this Option.

6.  Adjustments.    If the number of outstanding shares of mutual fund Shares is increased or decreased as a result of a subdivision or consolidation of shares, the payment of a stock dividend, stock split, or any other change in capitalization, the number of unexercised Option Shares and the Option Price shall be appropriately adjusted by the Cooperative, whose determination shall be binding.

7.  Employment Rights.    Neither the Plan nor this Agreement confers upon the Optionee any right to continue as an employee of the Cooperative or limits in any respect the right of the Cooperative to terminate the Optionee’s employment.

8.  Limitation of Liability.

(a)  The Optionee agrees that the Cooperative and its Members’ officers, directors, employees, agents, licensors, contractors, or representatives will not be liable for any incidental, indirect, special, exemplary or consequential damages, including but not limited to, damages or costs incurred as a result of loss of time, loss of savings, loss of data, loss of profits, or loss of goodwill, whether foreseeable or unforeseeable, that may arise out of or in connection with this Agreement, and whether such liability is based on contract, tort, negligence, strict liability, products liability or otherwise.

(b)  In no event will the collective liability of the Record Keeper and its affiliates for any damages incurred by the Optionee ever exceed the fees received by the Record Keeper under this Agreement during the twelve months prior to the time at which the damages arose regardless of the form of action, whether based on contract, tort, negligence, strict liability, products liability or otherwise.

9.  Governing Law.    This Agreement shall be governed by the laws of the Commonwealth of Virginia.

10.  Acceptance of Option.    This Agreement deals only with the Option the Optionee has been granted and not its exercise. The Optionee’s acceptance of the Option places no obligation or commitment on the Optionee to exercise the Option. By signing below, the Optionee indicates acceptance of the Option and his or her agreement to the terms and conditions set forth in this Agreement, which, together with the terms of the Plan, shall become the

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Cooperative’s Stock Option Agreement with the Optionee. The Optionee also acknowledges receipt of a copy of the Plan and agrees to all of the terms and conditions of the Plan.

11.  Entire Agreement, Amendment.    This Agreement constitutes the entire agreement between the Optionee and the Cooperative with respect to the Option granted herein and shall be binding upon your legatees, distributees, and personal representatives and the successors of the Cooperative. This Agreement may only be amended by a writing signed by both the Optionee and the Cooperative.

OLD DOMINION ELECTRIC COOPERATIVE

By:	/s/ VERNON N. BRINKLEY
Vernon N. Brinkley Chairman of the Board

Date:	March 1, 2002

DANIEL M. WALKER

Signature:	/s/ DANIEL M. WALKER

Date:	March 1, 2002

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                                                                     Appendix A

                              Option Strategy Plan

                               Investment Options

[ ]  Understanding Your Investment Options
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Controlling your investments is an important feature of the Palmer & Cay Option
Strategy Plan (PCOS). For that reason, investment alternatives with varying degrees of risk and reward are available.

This packet provides the information you need to make informed investment decisions. It's important to review the performance of your investments and your investment strategy on a regular basis.

The company provides alternative investment funds to allow you:

        .  To create an investment program that is responsive to your particular financial goals and needs
        .  The opportunity to affect your investment return and control the risk of loss

Keep in mind that this brochure provides general educational information; it does not in any way constitute specific investment advice. For advice about how to invest, contact a professional financial advisor. Also, before you invest in any fund, you should read the prospectus and other descriptive material provided by each fund, available through your employee benefits department.

Other Information Available to You

Contact your employee benefits department if you would like a copy of:

        .  Prospectuses on the Plan's investment options
        .  Copies of financial statements, to the extent that they are available
        .  Information on underlying assets
        .  Share value of investment alternatives

Please note that some funds may have voting rights for issues like the election of directors and selection of auditors. These rights are exercised on behalf of this Plan by its trustees and are not available to participants.

Changing Your Investments

You may make changes to how your account is invested, including:

        .  Where you invest future contributions
        .  How past contributions are invested, by transferring or realigning your existing assets

If you want to make changes, contact your employee benefits department. Changes are made as soon as administratively possible after requests are received. Check plan highlights for how often changes are permitted.

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Palmer & Cay Investment Services, Inc.                                         1

[ ]  Your Investment Program

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Risk Versus Return

The PCOS Plan offers a broad range of investment funds selected to help you meet your investment needs. All of the fund strategies are shown on the risk and return graph below. You can see that the Schwab Money Market Fund has the lowest expected return and lowest level of risk. On the other hand, the Rockland Small
Cap Growth Fund has the highest expected return and highest level of risk.

    |
    |                        Aggressive       [ ] Rockland Small Cap Growth
    |
    |
    |                                    [ ] Artisan International
    |
    |
    |               Moderate          [ ] Managers Capital Appreciation
    |
    |
Risk|                            [ ] Ameristock
    |
    | Conservative
    |
    |                       [ ] Met West Total Return
    |
    |                 [ ] Schwab Money Market
    |---------------------------------------------------------------------------
                                     Reward

[ ]  Fund Performance

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     Information and Performance from Morningstar as of September 30, 2001

                                Morningstar     Prospectus       Morningstar                         Annualized     Expense   Mgr
Fund Name                       Category        Objective        3 Yr Rating  Month    YTD    1 Year 3 Year  5 Year  Ratio   Tenure
-----------------------------------------------------------------------------------------------------------------------------------
Schwab Money Market             Money Market    Capital              -         0.24    3.20    4.75   4.97    4.99    0.75
Salomon Smith Barney 3 Month                      Preservation
  T-Bill Index                                                                 0.90    3.41    5.03   5.12    5.16

Metropolitan West Total Return  Intermediate-   Corp Bond-           5         4.01    9.42   12.15   8.13     -      0.65    4.00
Lehman Brothers Aggregate         term Bond       General
  Bond Index                                                                   4.62    8.38   12.95   6.38    8.06

Ameristock                      Large Value     Equity Income        4       (10.10)  (5.74)   0.43  11.65   17.73    0.99    6.00
Russell 1000 Value Index                                                     (10.96) (12.08)  (8.91)  5.61   11.67

Managers Capital Appreciation   Large Growth    Growth               3       (20.58) (41.29) (55.42)  6.76   11.48    1.30    2.00
Russell 1000 Growth Index                                                    (19.41) (30.89) (45.64) (3.28)   6.50

Rockland Small Cap Growth       Small Growth    Aggressive Growth    5        (8.06) (28.92) (41.94) 27.82     -      1.53    4.00
Russell 2000 Growth Index                                                    (28.09) (28.06) (42.59) (0.43)  (1.75)

Artisan International           Foreign Stock   Foreign Stock        5       (14.08) (23.38) (27.17) 15.75   13.31    1.22    6.00
MSCI EAFE Index                                                              (14.00) (26.56) (28.53) (1.16)  (0.14)

Note: This performance information has been prepared by Palmer & Cay Investment
Services, Inc. (PCIS) from data gathered primarily from Morningstar, Inc. While the data gathered for use are considered to be from reliable sources, PCIS cannot guarantee its completeness or its accuracy. In addition, past performance should not be construed as a guarantee of future performance. Anyone using this information to determine suitability of the represented fund for investment purposes is strongly advised to read the fund prospectus before investing.

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Palmer & Cay Investment Services, Inc.                                         2

[ ]  The Fund Program

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How Funds Compare

The fund or funds you choose will depend on your personal investment objectives.
The key to smart financial planning is to match your investment objectives to the funds' investment objectives. The following chart provides a comparison of the six options.

Investment            Fund Objective               Risk/Reward                                    This Fund Invests in...
Strategy (Fund)
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Money Market           Seeks current income      Should provide the least amount of               A short-term investment fund
(Schwab Money          and capital               investment risk over the short-term;             invested in money market
Market)                preservation              however, over longer periods of time, the        instruments.
                                                 investment income generated by the fund
                                                 often has been only moderately higher than
                                                 the rate of inflation.
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Bonds                  Seeks high current        Should provide current income with some          A diversified portfolio of fixed
(Metropolitan West     income and long-term      capital appreciation consistent with an          income securities of varying
Total Return)          total return              actively managed bond portfolio.                 maturities issued by domestic and
                                                                                                  foreign corporations and
                                                                                                  governments.  At least 80% of
                                                                                                  assets will be invested in
                                                                                                  investment grade securities.
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Value Equity           Seeks capital             Should provide more stability than growth        The common stocks of primarily
(Ameristock)           appreciation and          funds.  Emphasis on value and stability          domestic large capitalization
                       current income            could prevent the Fund from achieving high       companies that pay dividends.  In
                                                 returns in growth rallies.                       addition, maintaining a value
                                                                                                  focus, the companies usually have
                                                                                                  low P/E's and high dividend
                                                                                                  yields.
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Growth Equity          Seeks long-term           Growth emphasis makes the Fund more              The common and preferred stocks
(Managers Capital      capital appreciation      volatile than value equity. Should provide       of medium and large domestic
Appreciation)          from equity               high returns during growth rallies but could     companies that are expected to
                       securities.               lag during market down turns.                    grow at accelerated or sustained
                                                                                                  levels.
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International          Seeks long-term           More volatile than a domestic equity fund        Common stocks of non-US
Equity                 growth with little        because of currency and country risk and         companies with superior earnings
(Artisan               regard for current        growth emphasis.  Long-term performance          growth in developed and emerging
International)         income.                   should be better than domestic equity funds.     countries.
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Small-Cap Equity       Seeks aggressive          Should provide higher long-term return than      Common stocks of small
(Rockland Small        long-term growth of       international equity, but at more                companies that have expanding
Cap Growth)            capital by investing      short-term risk.                                 profit margins and whose earnings
                       primarily in the                                                           have far exceeded Wall Street's
                       common stocks of                                                           expectations.  Management
                       small sized                                                                attempts to capitalize on market
                       companies.                                                                 trends.
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Note: Keep in mind that returns on any fund may vary from month to month and may include both gains and losses to your account. While the potential return on investment is greater in the equity funds than in the bond and money market funds, the risk is also greater. However, equity funds typically produce larger total investment returns than bond and money market funds when the returns are compounded over a five- to ten-year period.

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Palmer & Cay Investment Services, Inc.                                         3

[ ]  Model Portfolios

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Constructing Your Own Portfolio

You may choose from six different funds to construct your own portfolio. You may invest your assets in multiples of any whole number totaling 100%. Following are three different portfolio models that you may use as a guide to construct your own portfolio. Each reflects a different investment philosophy and strategy. In reviewing the models, please understand that the company does not suggest any of these models are necessarily appropriate for you or any other participant.

Conservative Model                            Moderate Model                              Aggressive Model
This model is for participants who are        This model is for participants who are      This model is for participants who are
seeking current income, have a low            seeking growth opportunities at moderate    seeking strong growth opportunities and
tolerance for risk and want to preserve       risk. By combining the strong growth        have a higher level of risk tolerance. It
the value of their fund while still           qualities of stocks with the lower risk     allows investors the potential for the
maintaining the possibility for some          profile of bonds and money market funds,    high return generated by a diversified
growth.                                       this model rewards investors with           array of equity classes, including small-
                                              moderate growth characteristics at          cap and international.
                                              moderate risk.

[Graph appears here]                          [Graph appears here]                        [Graph appears here]

Allocation by fund:                           Allocation by fund:                         Allocation by fund:
Ameristock                         10%        Ameristock                        20%       Ameristock                           25%
Managers Capital Appreciation      10%        Managers Capital Appreciation     20%       Managers Capital Appreciation        25%
Rockland Small Cap Growth           5%        Rockland Small Cap Growth         10%       Rockland Small Cap Growth            15%
Artisan International               5%        Artisan International             10%       Artisan International                15%
Metropolitan West Total Return     30%        Metropolitan West Total Return    30%       Metropolitan West Total Return       15%
Schwab Money Market                40%        Schwab Money Market               10%       Schwab Money Market                   5%

Allocation by style:                          Allocation by style:                        Allocation by style:
Equities                                      Equities                                    Equities
--------                                      --------                                    --------
Large Value                        10%        Large Value                       20%       Large Value                          25%
Large Growth                       10%        Large Growth                      20%       Large Growth                         25%
Small Cap Growth                    5%        Small Cap Growth                  10%       Small Cap Growth                     15%
International                       5%        International                     10%       International                        15%
Fixed Income                                  Fixed Income                                Fixed Income
------------                                  ------------                                ------------
Core                               30%        Core                              30%       Core                                 15%
Cash                               40%        Cash                              10%       Cash                                  5%

Allocation by asset class:                    Allocation by asset class:                  Allocation by asset class:
Money market instruments           40%        Stocks                            60%       Stocks                              100%
Stocks                             30%        Money market instruments          10%
Bonds                              30%        Bonds                             30%

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Palmer & Cay Investment Services, Inc.                                         4

                        Old Dominion Electric Cooperative

                      Executive Option Plan Enrollment Form

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Participant Information
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Participant:                                           SSN:
            --------------------------------------------------------------------

Address:                                   City:         State / ZIP:
        -----------------------------------     ---------            -----------

Option Grant Number:                       Work Phone:

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  As a Participant of the Executive Option Plan, I elect to allocate the underlying investment in the following securities. I understand that I may reallocate my investments under this Plan on a quarterly basis and I agree to not hold Old Dominion Electric Cooperative liable for market fluctuations resulting in loss of principal and interest.

                            Fund Allocation Selection

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                                              Investment     Allocation
Fund Name                           Ticker    Strategy       Percentage
                                                             (In 10% Increments)
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Metropolitan West Total Return      MWTRX     Conservative                     %
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Schwab Money Market                 SWMXX     Conservative                     %
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Ameristock                          AMTX      Moderate                         %
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Managers Capital Appreciation       MGCAX     Moderate                         %
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Artisan International               ARTIX     Aggressive                       %
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Rockland Small Cap Growth           RKGRX     Aggressive                       %
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                                                                      ----------
                                                                            100%
                                                                      ----------

Participants Signature: _____________________________     Date: ________________

By signing this enrollment form, I have acknowledged receipt of prospectuses for each of the above funds.

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Palmer & Cay Investment Services, Inc.                                         5

                                                                       Exhibit A

                                                             [PALMER & CAY LOGO]

                        OLD DOMINION ELECTRIC COOPERATIVE
                         2002 Option Plan Exercise Form

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                                     Personal Information
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Company Name:                                                 Work Phone:
             -------------------------------------------------           -------------------------------------
Participant's Name:                                           Home Phone:
                   -------------------------------------------           -------------------------------------
Number of Options to be exercised:                   Grant Number:               Option Price:
                                  -------------------             ---------------             ----------------
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                    COMPLETE ONE OF THE FOLLOWING TWO BOXES
                             ---
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                           Exercise Method - Cashless
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|_| Check here if you wish to use the cashless method to settle exercise cost and applicable tax.

Complete Cash-out - All private options will be exercised and shares immediately sold on the market. You will receive the net proceeds in cash less the amount to cover the exercise price and the applicable federal, state and FICA taxes.

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                                       OR

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                             Exercise Method - Cash
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|_| Check here if you wish to use the cash method to settle exercise cost and applicable taxes.

A check, made payable to _______________, for the exercise price of the private options must accompany this form.

|_|   Check - Immediately following the exercise, you will be notified of an additional amount needed to cover the applicable federal, state and
      FICA taxes. A check is immediately due upon notification. If the check is not received within 30 days, taxes will be taken from your next paycheck.

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Participant's Signature: _____________________      Date: ______________________

Administrator's Confirmation: ________________      Date: ______________________

NOTE: Exercise date will be deemed to be the Participant Signature Date.
However, market values of underlying mutual funds are likely to fluctuate from the exercise date to the date of sale. By signing above, the Participant agrees the Old Dominion Electric Cooperative shall not be held responsible for those market fluctuations.